UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012 (January 3, 2012)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Genesis Energy, L.P. (“Genesis” or the “Company”) filed with the United States Securities and Exchange Commission on January 9, 2012, which reported the acquisition of interests in several Gulf of Mexico crude oil pipeline systems from Marathon Oil Company. The acquired pipeline interests (the “Acquired Interests”) include a 28% interest in Poseidon Oil Pipeline Company, L.L.C. (“Poseidon”), a 100% interest in Marathon Offshore Pipeline, LLC (“MOPL”), and a 29% interest in Odyssey Pipeline L.L.C (“Odyssey”). MOPL (subsequently named GEL Offshore Pipeline, LLC) owns a 23% interest in the Eugene Island crude oil pipeline and a 100% interest in two small offshore pipelines. This amendment is filed to include the audited financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. Separate audited financial statements of Odyssey are excluded as it is insignificant in relation to the other acquired pipeline interests and to the Company’s financial position and results of operations.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Filed as exhibits to this Report on Form 8-K/A and incorporated herein by reference are:

Audited Balance Sheets of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2011 and 2010, and the related Statements of Operations, Members’ Equity and Cash Flows for each of the three years ended in the period ended December 31, 2011, and the notes thereto, attached hereto as Exhibit 99.1.

Audited Balance Sheets of Marathon Offshore Pipeline, LLC as of December 31, 2011 and 2010, and the related Statements of Operations, Members’ Equity and Cash Flows for each of the three years ended December 31, 2011, and the notes thereto, attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet for the Acquired Interests as of December 31, 2011 and the related Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011 and the notes thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K/A.

Exhibits.

Exhibit 23.1	Consent of Deloitte & Touche LLP.

Exhibit 23.2	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Audited Balance Sheets of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2011 and 2010, and the related Statements of Operations, Members’ Equity, and Cash Flows for each of the three years in the period ended December 31, 2011, and the notes thereto.

Exhibit 99.2	Audited Balance Sheets of Marathon Offshore Pipeline, LLC as of December 31, 2011 and 2010, and the related Statements of Operations, Members’ Equity and Cash Flows for each of the three years in the period ended December 31, 2011, and the notes thereto.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet for the Acquired Interests as of December 31, 2011 and the related Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P., by GENESIS ENERGY, LLC, its sole general partner

Date: March 20, 2012	By:	/s/ ROBERT V. DEERE
Robert V. Deere Chief Financial Officer

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